PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $52.5 million construction of 53 Colton Street. Located in San Francisco’s South of Market neighborhood, 53 Colton Street will create 96 efficiency apartments and supportive services for previously homeless and extremely low-income residents. This building is part of a multi-phase redevelopment plan spearheaded by United Association Local 38 Plumbers & Pipefitters, which features a new union hall for Local 38, market-rate and affordable housing, neighborhood retail and a publicly accessible park.

HIT ROLE	As part of its recently-announced $1 Billion “Bay Area Investment Initiative”, the HIT will invest $19.1 million in the new construction of 53 Colton Street, seeking to generate a competitive return for investors while creating union construction jobs and affordable housing. In this Initiative, the HIT is prepared to invest $500 million in multifamily housing projects in the Bay Area over the next five years and expects to leverage an additional $500 million from other sources. 53 Colton will be the HIT’s twelfth project in San Francisco, marking over $350 million in multifamily project commitments to date since 1984.

PARTNERS	Co-Lenders: Merchants Bank of Indiana and Century Housing Corporation Developers: Strada Investment Group and Community Housing Partnership

SOCIAL IMPACT	53 Colton Street is designed to address acute homelessness in San Francisco: 35 units will be reserved for previously homeless residents of the adjacent Civic Center Hotel (an historic Single Room Occupancy facility included in the area redevelopment plan); and, 61 units will be assigned to extremely low-income tenants by the City and County of San Francisco’s Department of Homelessness and Supportive Housing.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $19.1 Million	Total Development Cost $52.5 Million	96 New Units of Housing (100% affordable)	368,640 Hours of Union Construction Work Generated	$18.0 Million Tax revenue generated	$108.4 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of November 30, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | 53 Colton Street – San Francisco, CA

“53 Colton provides 96 units of affordable supportive housing for individuals who have experienced homelessness. It’s a great project for the community and the city, and provides jobs for our building trades members who are out of work because of the pandemic.”

—  Larry Mazzola Jr., UA Local 38 Business Manager and President
San Francisco Building and Construction Trades Council

ABOUT THEHIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

11/2020

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com